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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of 4Kids Entertainment, Inc. on Form S-8 of our report dated March 26, 2003, appearing in the Annual Report on Form 10-K of 4Kids Entertainment, Inc. for the year ended December 31, 2002.

/s/ Deloitte & Touche LLP
New York, New York
June 12, 2003